Neptune Insurance Holdings Inc. Reports Fourth Quarter and Full Year 2025 Results
ST. PETERSBURG, Fla., Feb. 18, 2026 – Neptune Insurance Holdings Inc. (NYSE: NP), the parent company of Neptune Flood Incorporated, has released its financial results for the fourth quarter and full year ended December 31, 2025, by posting an update on its Investor Relations website. The earnings presentation can be viewed by clicking here or visiting investors.neptuneflood.com.
Fourth Quarter 2025 Highlights
•Revenue growth of 39% to $43.8 million
•Net income decrease of 63% to $4.3 million, at a 10% margin, including $4.6 million of IPO-related expenses1
•Adjusted Net Income* growth of 25% to $15.3 million
•Adjusted EBITDA* growth of 34% to $25.9 million, at a 59% margin
•Written Premium* growth of 41% to $100.3 million
•Record quarterly new business sales
Full Year 2025 Highlights
•Revenue growth of 34% to $159.6 million
•Net income growth of 8% to $37.4 million, at a 23% margin, including $13.1 million of IPO-related expenses1
•Adjusted Net Income* growth of 38% to $56.9 million
•Adjusted EBITDA* growth 32% to $95.0 million, at a 60% margin
•Written Premium* growth of 34% to $367.3 million
•Revenue per Employee* growth of 15% to $2.7 million
•Adjusted EBITDA per Employee* growth of 14% to $1.6 million
•Record annual new business sales

* See discussion of Non-GAAP Financial Measures and Key Performance Indicators below
Neptune management will host a live conference call and webcast at 5:00 PM ET on Wednesday, February 18th.

When: Wednesday, February 18, 2026
Time: 5:00 p.m. Eastern Time
Dial-in Number: (800) 715-9871 or (646) 307-1963 (international)
Q4 & FY 25 Earnings Presentation: View here
Webcast: View here
Investor Relations: View here
The webcast will be archived on the company’s website following the call.
Effectiveness of Information
The targets included in our earnings presentation and the statements made during the earnings conference call, each of which is available on Neptune's investor relations website at investors.neptuneflood.com (collectively, the “Earnings Materials”), represent Neptune’s expectations and beliefs as of February 18, 2026. Although these Earnings Materials will remain available on Neptune’s website through the date of the earnings call for the fiscal year 2027, their continued availability through such date does not mean that Neptune is reaffirming or confirming their continued validity. Neptune undertakes no obligation to update any forward-looking statements, whether as a result of new information or future events, or otherwise update the targets given in this press release, the earnings presentation, or earnings conference call, except as required by law.

About Neptune Insurance Holdings, Inc.
Neptune Insurance Holdings Inc. (NYSE: NP) is the parent company of Neptune Flood Incorporated. Neptune Flood is a leading, data-driven managing general agent offering a range of easy-to-purchase residential and commercial insurance products, including primary flood and excess flood insurance, distributed through a nationwide network of agencies. Leveraging proprietary artificial intelligence and
1 $4.1 million of non-cash expense during the period is associated with a one-time accelerated vesting of Time-Vested and Performance-Vested employee stock options upon consummation of our IPO advanced data science, Neptune delivers fast, accurate, and accessible coverage for residential and commercial properties across the United States. The Company operates without human underwriters, using Triton®, its cutting-edge platform to streamline underwriting, pricing, and policy issuance.

Non-GAAP Financial Measures and Key Performance Indicators
To supplement our condensed consolidated financial statements, which are prepared and presented in accordance with generally accepted accounting principles in the United States (GAAP), we use the following non-GAAP financial measures: Adjusted EBITDA, Adjusted EBITDA Margin, Adjusted Net Income, and Adjusted Diluted Earnings per Share. The presentation of these financial measures is not intended to be considered in isolation or as a substitute for, or superior to, financial information prepared and presented in accordance with GAAP. Investors are cautioned that there are material limitations associated with the use of non-GAAP financial measures as an analytical tool. In addition, these measures may be different from non-GAAP financial measures used by other companies, limiting their usefulness for comparison purposes. We compensate for these limitations by providing specific information regarding the GAAP amounts excluded from these non-GAAP financial measures.

We believe these non-GAAP financial measures provide investors with useful supplemental information about the financial performance of our business, enable comparison of financial results between periods where certain items may vary independent of business performance, and allow for greater transparency with respect to key metrics used by management in operating our business. See “Reconciliation of Non-GAAP Financial Measures” in our earnings presentation for a reconciliation of non-GAAP measures to the most directly comparable GAAP measures.

Adjusted EBITDA is a non-GAAP financial measure derived from net income (the most directly comparable GAAP measure) adjusted to exclude interest expense (net of interest income), loss on extinguishment of debt, income taxes, amortization expense, share-based compensation, corporate transaction related expenses, and other one-time expenses. By removing these expenses, we believe Adjusted EBITDA provides a clearer representation of operating performance.
Adjusted EBITDA Margin is a non-GAAP financial measure derived from Adjusted EBITDA divided by revenue. We believe that Adjusted EBITDA margin is a useful measurement of operating profitability for the same reasons we find Adjusted EBITDA useful and also because it provides a period-to-period comparison of our operating performance.
Adjusted Net Income is a non-GAAP financial measure derived from net income (the most directly comparable GAAP measure), adjusted to exclude loss on extinguishment of debt, amortization expense, share-based compensation, corporate transaction related expenses, and other one-time expenses, and the related tax effect of those adjustments. By removing these expenses, we believe Adjusted net income provides a clearer representation of operating performance.

Additionally, we discuss certain key performance indicators, described below, which provide useful information about the Company’s business and the operational factors underlying the Company’s financial performance.

Written Premium is a key performance indicator defined as the total premium we placed with insurance programs during a reporting period, less “return premiums” refunded to policyholders due to cancellations, endorsement of policies, or otherwise. We believe written premium is an appropriate measure of operating performance because it is the primary driver of our commission revenue.
Revenue per Employee is a key performance indicator defined as revenue for the trailing four quarters, determined in accordance with GAAP, divided by the average number of our employees for the trailing four quarters. We monitor this as a metric of scaling growth and believe it to be a leading indicator of sustained profitability and efficiency.
Adjusted EBITDA per Employee is a key performance indicator defined as Adjusted EBITDA, a non-GAAP financial measure (defined above) for the trailing four quarters divided by the average number of our employees for the trailing four quarters. We monitor this as a metric of scaling growth and believe it to be a leading indicator of sustained profitability and efficiency.

Safe Harbor Statement
This press release, our earnings presentation, and the earnings conference call contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 that involve substantial risks and uncertainties. All statements, other than statements of historical fact included in this release, are forward-looking statements. Forward-looking statements give our current expectations relating to our financial condition, results of operations, plans, objectives, future performance, and business. You can identify forward-looking statements by the fact that they do not relate strictly to historical or current facts. In some cases, you can identify these statements by forward-looking words such as “may,” “might,” “will,” “should,” “expects,” “plans,” “anticipates,” “believes,” “estimates,” “outlook,” “predicts,” “potential,” or “continue,” the negative of these terms, and other comparable terminology. These forward-looking statements, which are subject to risks, uncertainties, and assumptions about us, include, among others, projections of our future financial performance, our anticipated growth and business strategies, anticipated trends in our business, capital allocation plans, technology initiatives, and other future events or development. These statements are only predictions based on our current expectations and projections about future events. There are important factors that could cause our actual results, level of activity, performance, or achievements to differ materially from the results, level of activity, performance, or achievements expressed or implied by the forward-looking statements, including those factors discussed under the captions entitled “Risk factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025, once filed, and the other documents that the Company files with the U.S. Securities and Exchange Commission, which are available free of charge on the SEC's website at: www.sec.gov and on Neptune’s investor relations website at investors.neptuneflood.com.

Although we believe the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, level of activity, performance, or achievements. Moreover, neither we nor any other person assumes responsibility for the accuracy and completeness of any of these forward-looking statements. We undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future developments, or otherwise, except as may be required by law.

Press Contact
press@neptuneflood.com

Investor Relations Contact
investors@neptuneflood.com

NON-GAAP FINANCIAL MEASURES
Adjusted EBITDA and Adjusted EBITDA margin
Below is a reconciliation of Adjusted EBITDA to net income (the most directly comparable GAAP measure), as well as our Adjusted EBITDA margin to net income margin (the most directly comparable GAAP measure), for the three months and full year ended December 31, 2025 and 2024:

	Years Ended December 31,
($ in thousands)	2025	2024	Change %/pp
Total revenues	$159,551	$119,299	33.7%
Net income	$37,413	$34,592	8.2%
Interest expense (net of interest income)	17,320	16,640
Income tax expense	16,222	11,788
Loss on extinguishment of debt	—	5,426
Amortization expense	3,713	3,027
Share-based compensation	11,420	296
Corporate transaction related(1)	8,913	100
One-time expenses(2)	—	230
Adjusted EBITDA	$95,001	$72,099	31.8%
Net income margin(3)	23.4%	29.0%	(5.6)
Adjusted EBITDA margin(3)	59.5%	60.4%	(0.9)

	Three Months Ended December 31,
($ in thousands)	2025	2024	Change %/pp
Total revenues	$43,767	$31,503	38.9%
Net income	$4,343	$11,612	(62.6%)
Interest expense (net of interest income)	4,230	2,916
Income tax expense	4,765	3,862
Amortization expense	979	820
Share-based compensation	11,121	79
Corporate transaction related (1)	473	—
Adjusted EBITDA	$25,911	$19,289	34.3%
Net income margin(3)	9.9%	36.9%	(27.0)
Adjusted EBITDA margin(3)	59.2%	61.2%	(2.0)
(1) Corporate transaction expenses during the three month and full year ended December 31, 2025, were comprised of accounting and legal fees and other expenses related to the preparation for and execution of our IPO. Corporate transaction expenses during the three month and full year ended December 31, 2024, were related to an administrative fee incurred in connection with the refinancing and extinguishment of our prior credit facility.
(2) One-time expenses during the year ended December 31, 2024, were entirely related to the corporate rebrand that was completed in that period.
(3) Year-over-year changes in percentages are reported in percentage points (pp).

	Years Ended December 31,		Change
($ in thousands)	2025	2024	Amount		Change %/pp
Average number of employees	60	52	8		15.8%
Total revenues	$159,551	$119,299	$40,252		33.7%
Revenue per employee	$2,659	$2,303	$356		15.5%
Adjusted EBITDA	$95,001	$72,099	$22,902		31.8%
Adjusted EBITDA per employee	$1,583	$1,392	$191		13.7%
Adjusted EBITDA margin	59.5%	60.4%	(0.9)	pp	(0.9)

Adjusted Net Income and Adjusted Earnings (Basic and Diluted) Per Share
The table below presents a reconciliation of Adjusted net income to net income (the most directly comparable GAAP measure), as well as our Adjusted earnings (basic and diluted) per share to basic earnings (loss) and diluted earnings (loss) per share of common stock, respectively (the most directly comparable GAAP measure), for each of the three months and full years ended December 31, 2025 and 2024.

	Years Ended December 31,
($ in thousands)	2025	2024	Change %
Adjusted diluted and basic earnings per share
Net income	$37,413	$34,592	8.2%
Income tax expense	16,222	11,788
Loss on extinguishment of debt	—	5,426
Amortization expense	3,713	3,027
Share-based compensation	11,420	296
Corporate transaction related	8,913	100
One-time expenses (1)	—	230
Adjusted Income before income tax expense	$77,681	$55,459	40.1%
Adjusted income taxes (2)	$(20,749)	$(14,096)
Adjusted net income	$56,932	$41,363	37.6%

Weighted average Common Stock outstanding - Basic	104,502,838	93,350,000
Plus: Impact of conversion of redeemable, convertible preferred stock (3)	31,330,328	41,850,000
Adjusted Weighted average Common Stock outstanding - Basic	135,833,166	135,200,000

Basic earnings (loss) per share	$(0.26)	$0.16
Effect of conversion of redeemable,convertible preferred stock and net loss attributable to preferred stock holders (4)	0.66	0.18
Other adjustments to earnings (loss) per share (5)	0.18	0.07
Adjusted income taxes per share	(0.15)	(0.10)
Adjusted basic earnings per share	$0.42	$0.31	35.5%

Weighted average Common Stock outstanding - Diluted	104,502,838	93,350,000
Plus: Impact of dilutive RSUs and stock options (6)	4,208,597	—
Plus: Impact of conversion of redeemable, convertible preferred stock (2)	31,330,328	41,850,000
Adjusted weighted average Common Stock outstanding - Diluted	140,041,763	135,200,000

Diluted earnings (loss) per share	$(0.26)	$0.16
Effect of conversion of redeemable,convertible preferred stock (4)	0.65	0.18
Other adjustments to earnings (loss) per share (5)	0.17	0.07
Adjusted income taxes per share	(0.15)	(0.10)
Adjusted diluted earnings per share	$0.41	$0.31	32.3%

	Three Months Ended December 31,
($ in thousands)	2025	2024	Change %
Adjusted diluted and basic earnings per share
Net income	$4,343	$11,612	(62.6%)
Income tax expense	4,765	3,862
Amortization expense	979	820
Share-based compensation	11,121	79
Corporate transaction related	473	—
Adjusted Income before income tax expense	21,681	16,373	32.4%
Adjusted income taxes (2)	$(6,346)	$(4,087)
Adjusted net income	$15,335	$12,286	24.8%

Weighted average Common Stock outstanding - Basic	138,069,793	93,350,000
Plus: Impact of conversion of redeemable, convertible preferred stock (3)	454,891	41,850,000
Adjusted Weighted average Common Stock outstanding - Basic	138,524,684	135,200,000

Basic earnings (loss) per share	$0.03	$0.06
Effect of conversion of redeemable,convertible preferred stock and net loss attributable to preferred stock holders (4)	0.04	0.05
Other adjustments to earnings (loss) per share (5)	0.09	0.01
Adjusted income taxes per share	(0.05)	(0.03)
Adjusted basic earnings per share	$0.11	$0.09	22.2%

Weighted average Common Stock outstanding - Diluted	147,676,485	93,350,000
Plus: Impact of conversion of redeemable, convertible preferred stock (2)	454,891	41,850,000
Adjusted weighted average Common Stock outstanding - Diluted	148,131,376	135,200,000

Diluted earnings (loss) per share	$0.03	$0.06
Effect of conversion of redeemable,convertible preferred stock (4)	0.03	0.05
Other adjustments to earnings (loss) per share (5)	0.08	0.01
Adjusted income taxes per share	(0.04)	(0.03)
Adjusted diluted earnings per share	$0.10	$0.09	11.1%
(1) One-time expenses during the year ended December 31, 2024, were entirely related to the corporate rebrand that was completed in that period.
(2) This represents the tax impact using the applicable effective tax rate for each respective period presented, excluding items that are non-deductible/non-taxable or subject to a specific tax treatment.
(3) Assumes the conversion of all shares of Redeemable Convertible Preferred Stock into an equivalent number of shares of common stock.
(4) For comparability purposes, this calculation reflects net income that would be distributable to holders of common stock, assuming all redeemable preferred shares had been converted and therefore no longer impacted the numerator. For the year ended December 31, 2025, $10.4 million of accretion adjustments and $54.2 million of cash dividends paid on redeemable preferred stock were added back, totaling $64.6 million. For the year ended December 31, 2024, $13.3 million of accretion and $6.6 million of allocations to participating preferred stock were added back, totaling $19.9 million. These adjustments were divided by the weighted-average shares outstanding for the year ended December 31, 2025 and December 31, 2024 to calculate Adjusted earnings (basic and diluted) per share.
(5) Other adjustments to earnings (loss) represent loss on extinguishment of debt, amortization expense, share-based compensation, corporate transaction related expenses, and one-time expenses.
(6) Represents the impact of 3,531,938 stock options and 676,659 RSUs that were considered anti-dilutive in the GAAP diluted weighted-average common stock outstanding calculation but are included for purposes of Adjusted diluted earnings per share, for the year ended December 31, 2025.